                  IRREVOCABLE PROXY AND VOTING AGREEMENT

             Covering Common Stock of Vista Technologies Inc.

  This IRREVOCABLE PROXY and VOTING AGREEMENT (this "Proxy") is executed as of April 15, 1996, by VISTA LASER CENTERS OF MICHIGAN, INC., a Nevada corporation (the "VLC Stockholder"), in favor of the duly elected and acting Board of Directors of VISTA TECHNOLOGIES INC., a Nevada corporation ("PROXYHOLDER"), with reference to 200,000 shares of Common Stock in VISTA TECHNOLOGIES, INC., a Nevada corporation (the "Corporation"), owned of record and beneficially by the VLC Stockholder at the date hereof (all of such shares of voting stock being herein called the "Voting Shares"). Any other voting capital stock of the Corporation hereafter received by the VLC Stockholder as a result of the reclassification of such Voting Shares into another class of stock or as a result of stock dividends or other distributions with respect to the Voting Shares shall be subject to this Proxy and included within the definition of Voting Shares for the purposes hereof.

  WHEREAS, the parties hereto believe it to be essential to their respective interests and to the interests of the Corporation to assure continuity of the policies and management of the Corporation by having the Voting Shares of the Corporation subject to this Proxy and voted and dealt with as herein provided for the period of time specified herein;

  NOW, THEREFORE, and in consideration of the premises and of the covenants and agreements herein contained, it is mutually agreed as follows:

  Section 1.  Grant of Proxy.   The undersigned VLC Stockholder, acting in
consideration of the investment of the Corporation in the VLC Stockholder, HEREBY APPOINTS the PROXYHOLDER as the true and lawful attorney-in-fact, agent and proxy of the undersigned VLC Stockholder, with full power of substitution, to vote the shares of the Corporation's common stock and any other securities represented by the Voting Shares, which the undersigned VLC Stockholder may be entitled to vote, at any meeting of stockholders of the Corporation or otherwise, and at any adjournment thereof, with all powers which the undersigned VLC Stockholder would possess if personally present, including the right to vote, give consents and execute waivers in respect to all matters, whether or not in the ordinary course of business of the Corporation. The proxy granted by this Section 1 shall be personal to the PROXYHOLDER and may not be assigned or transferred by the PROXYHOLDER to any other party.

  Section 2.  Irrevocable Nature and Term of this Proxy.   This proxy,
having been granted in consideration of the investment of the Corporation in shares of the Series B preferred stock of the VLC Stockholder, shall be deemed a proxy coupled with an interest and shall be irrevocable until five years after the later to occur of (i) the date of this Agreement, or (ii) successful completion of an initial public offering of its securities by Vista Laser Centers of Michigan, Inc., so long as the same shall occur prior to December 31, 1996.

  Section 3. Ownership of, and Restrictions Upon, Proxy Shares. The undersigned VLC Stockholder hereby represents and warrants that (a) the undersigned VLC Stockholder owns of record and beneficially 200,000 shares of the Corporation's common stock; and (b) the undersigned VLC Stockholder has not granted, and for the term hereof will not grant, any proxy or other voting interest with respect to such shares to any other third party. Nothing herein shall be construed to prohibit the sale, assignment or other disposition of all, or any portion from time to time, of the Voting Shares by the VLC Stockholder to an unaffiliated third party in a bona fide sale transaction free and clear of the provisions of this Proxy.

  Section 4.  Legend.   The undersigned VLC Stockholder agrees to cause
the certificates evidencing the Voting Shares to be imprinted with a legend referring to the proxy and voting agreement imposed by this Proxy agreement and to furnish evidence thereof to the PROXYHOLDER and the Corporation.

  Section 5.  Filing of Proxy.   The undersigned VLC Stockholder
authorizes and directs the PROXY HOLDER to file this Proxy with the Secretary of the Corporation.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


"VLC Stockholder":              VISTA LASER CENTERS OF MICHIGAN, INC.


                                By:
                                   ---------------------------------
                                   Ghassan Barazi, President
Attest:

/s/  Theodore J. Mayer
- ----------------------------
Theodore J. Mayer, Secretary

                ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

THE UNDERSIGNED CORPORATION HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE ABOVE IRREVOCABLE PROXY AND VOTING AGREEMENT

          "Corporation":        VISTA TECHNOLOGIES INC.


                                By: /s/  Thomas A. Schultz
                                   ------------------------------------
                                   Thomas A. Schultz, President

LEGEND TO BE IMPRINTED ON THE VOTING SHARE CERTIFICATES AND ANY REISSUANCE(S) THEREOF AND STOCK DIVIDENDS OR OTHER VOTING SECURITIES DISTRIBUTED WITH RESPECT THERETO:

  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN IRREVOCABLE PROXY AND VOTING AGREEMENT EXECUTED BY THE REGISTERED HOLDER OF THIS CERTIFICATE IN FAVOR OF THE BOARD OF DIRECTORS OF THE CORPORATION. A COPY MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICE.